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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 22, 2000

                           VISIONAMERICA INCORPORATED
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-19283             13-3220466
------------------------------        ------------       ----------------------
       (State or other                (Commission           (IRS Employer
jurisdiction of incorporation)        File Number)       Identification Number)


5350 Poplar Avenue, Suite 900, Memphis, Tennessee                      38119
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:               901-683-7868
------------------------------------------                        ------------

                                       N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

         Reference is made to the press release dated March 24, 2000 attached hereto as Exhibit 20.1 and the press release dated March 27, 2000 attached hereto as Exhibit 20.2.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

         Ronald L. Edmonds resigned as a Director of the Company effective March 22, 2000. Reference is made to the press release dated March 24, 2000 attached hereto as Exhibit 20.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits:

20.1     Press Release dated March 24, 2000.

20.2     Press Release dated March 27, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIONAMERICA INCORPORATED

Dated:  March 28, 2000

                           /s/ Thomas P. Lewis
                           --------------------------------
                           Thomas P. Lewis
                           Chief Executive Officer




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                                  EXHIBIT INDEX


       Exhibit              Description
       -------              -----------

         20.1     Press Release dated March 24, 2000.

         20.2     Press Release dated March 27, 2000.